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                                                                    EXHIBIT 10.1

                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (this "Agreement"), effective as of January 1, 1996 as amended March 26, 1998, is made and entered into by and between Citadel Technology, Inc., a Delaware corporation (the "Company"), and ________ (the "Optionee").

         WHEREAS, the Company has awarded the stock options described in this Agreement (the "Options") to the Optionee;

         WHEREAS, the parties hereto desire to evidence in writing the terms and conditions of the Option.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained, the parties hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee, upon the terms and subject to the conditions, limitations and restrictions set forth in this Agreement, Options to acquire _______ shares of Common Stock at an exercise price per share of $_____, effective in each case as of the date of this Agreement. Such number of shares and exercise price take into account all stock splits, reverse stock splits, repricings, and other transactions involving the capital stock of the Company or its predecessors. The Optionee hereby accepts the Options from the Company.

         2. Vesting. The shares of Common Stock subject to the Option shall vest effective immediately.

         3. Exercise. To exercise the Option, the Optionee shall provide written notice to the Company at its principal executive office. At the time of exercise, the Optionee shall pay to the Company the exercise price per share times the number of shares as to which the Option is being exercised. The Optionee shall make such payment in cash, check or at the Company's option, by delivery of shares of Common Stock having a fair market value on the date immediately preceding exercise equal to the aggregate exercise price. If the Option is exercised in full, the Optionee shall surrender this Agreement to the Company for cancellation. If the Option is exercised in part, the Optionee shall surrender this Agreement to the Company so that the Company may make appropriate notation hereon or cancel this Agreement and issue a new agreement representing the unexercised portion of the Option.

         4. Who May Exercise. The Option shall be exercisable only by the Optionee except in the case of death or disability (determined by the Company). To the extent exercisable after the Optionee's death or disability, the Option shall be exercised only by the Optionee's representatives, executors, successors or beneficiaries.

         5. Expiration of Option. The Option shall expire, and shall not be exercisable, after March 26, 2003.



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         6. Tax Withholding. Any provision of this Agreement to the contrary notwithstanding, the Company may take such steps as it deems necessary or desirable for the withholding of any taxes that it is required by law or regulation of any governmental authority, federal, state or local, domestic or foreign, to withhold in connection with any of the shares of Common Stock subject hereto.

         7. Transfer of Option. The Optionee shall not, directly or indirectly, sell, transfer, pledge, encumber or hypothecate ("Transfer") any unvested portion of the Option or the rights and privileges pertaining thereto. In addition, the Optionee shall not, directly or indirectly, Transfer any vested portion of the Option other than by will or the laws of descent and distribution. Any permitted transferee to whom the Optionee shall Transfer the Option shall agree to be bound by this Agreement. Neither the Option nor the underlying shares of Common Stock is liable for or subject to, in whole or in part, the debts, contracts, liabilities or torts of the Optionee, nor shall they be subject to garnishment, attachment, execution, levy or other legal or equitable process.

         8. Certain Legal Restrictions. The Company shall not be obligated to sell or issue any shares of Common Stock upon the exercise of the Option or otherwise unless the issuance and delivery of such shares shall comply with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange upon which shares of the Common Stock may then be listed. As a condition to the exercise of the Option or the sale by the Company of any additional shares of Common Stock to the Optionee, the Company may require the Optionee to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable federal or state securities laws. The Company shall not be liable for refusing to sell or issue any shares if the Company cannot obtain authority from the appropriate regulatory bodies deemed by the Company to be necessary to lawfully sell or issue such shares. In addition, the Company shall have no obligation to the Optionee, express or implied, to list, register or otherwise qualify any of the Optionee's shares of Common Stock. The shares of Common Stock issued upon the exercise of the Option may not be transferred except in accordance with applicable federal or state securities laws. The certificate evidencing shares of Common Stock issued to the Optionee may be legended as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR PLEDGED EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

         Any Common Stock issued pursuant to the exercise of Options granted pursuant to this Agreement to a person who would be deemed an officer or director of the Company under Rule 16b-3 shall not be transferred until at least six months have elapsed from the date of grant of such Option to the date of disposition of the Common Stock underlying such Option.



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         9.       Miscellaneous.

         (a) The granting of the Option shall impose no obligation upon the Optionee to exercise the Option or any part thereof. Nothing contained in this Agreement shall affect the right of the Company to terminate the Optionee at any time, with or without cause, or shall be deemed to create any rights to employment on the part of the Optionee.

         (b) Neither the Optionee nor any person claiming under or through the Optionee shall be or shall have any of the rights or privileges of a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option herein unless and until certificates representing such shares shall have been issued and delivered to the Optionee or such Optionee's agent.

         (c) Any notice to be given to the Company under the terms of this Agreement or any delivery of the Option to the Company shall be addressed to the Company at its principal executive offices, and any notice to be given to the Optionee shall be addressed to the Optionee at the address set forth beneath his signature hereto, or at such other address for a party as such party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if mailed, postage prepaid, addressed as aforesaid.

         (d) Subject to the limitations in this Agreement on the transferability by the Optionee of the Option and any shares of Common Stock, this Agreement shall be binding upon and inure to the benefit of the representatives, executors, successors or beneficiaries of the parties hereto.

         (e) THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

         (f) If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

         (g) All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.

         (h) The parties shall execute all documents, provide all information, and take or refrain from taking all actions as may be necessary or appropriate to achieve the purposes of this Agreement.






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         (i) This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

         (j) No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

         (k) At any time and from time to time the Company may execute an instrument providing for modification, extension, or renewal of any outstanding option, provided that no such modification, extension or renewal shall impair the Option in any respect without the consent of the holder of the Option. Except as provided in the preceding sentence, no supplement, modification or amendment of this Agreement or waiver of any provision of this Agreement shall be binding unless executed in writing by all parties to this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

         (l) In addition to all other rights or remedies available at law or in equity, the Company shall be entitled to injunctive and other equitable relief to prevent or enjoin any violation of the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CITADEL TECHNOLOGY, INC.


--------------------------------
Steven B. Solomon
Chief Executive Officer

OPTIONEE


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